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                                                                    Exhibit 10.1



                                  SYBASE, INC.

                             1988 STOCK OPTION PLAN

                           (As Amended March 13, 1998)


      1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

            Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the Option Agreement.

      2.    Definitions. As used herein, the following definitions shall apply:

            (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c)   "Committee" shall mean the Common Stock of the Company.

            (d)   "Common Stock" shall mean the Common Stock of the Company.

            (e)   "Company" shall mean Sybase, Inc., a Delaware corporation.

            (f) "Consultant" shall mean any person who is engaged by the Company or any parent or Subsidiary to render consulting services; the term Consultant shall not include Directors.

            (g) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board or its delegate; provided that, in the case of an Incentive Stock Option only, such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

            (h) "Director" shall mean a member of the Board of Directors of the Company.

            (i) "Employee" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The

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payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (k) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (l) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

            (m) "Officer" shall mean an officer of the Company within the meaning of the rules and regulations promulgated under Section 16 of the Exchange Act.

            (n) "Option" shall mean a stock option granted pursuant to the Plan.

            (o) "Option Agreement" shall mean the written agreement evidencing an Option. An Option Agreement may be an "Incentive Stock Option Agreement" or a "Nonstatutory Stock Option Agreement."

            (p) "Optioned Stock" shall mean the Common Stock subject to an Option.

            (q) "Optionee" shall mean an Employee or Consultant who receives an Option.

            (r) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (s)   "Plan" shall mean this 1988 Stock Option Plan.

            (t) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

            (u) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 17,930,480 shares of Common Stock.

            If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and


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later repurchased by the Company shall not become available for future grant or sale under the Plan.

      4.    Administration of the Plan.

            (a)   Procedure.

                  (i) Multiple Administrative Bodies. If permitted by Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                  (ii) Administration with Respect to Directors and Officers. With respect to Option grants made to Employees or consultants who are also Officers or Directors, the Plan shall be administered by (A) the Board of Directors, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary grant or award plan under Rule 16b-3, or (B) one or more committees designated by the Board of Directors to administer the Plan, which committee(s) shall be constituted in such a manner as to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, any such committee shall continue to serve in its designated capacity until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of any such committee and appoint additional members, remove members (with or without cause), substitute new members, fill vacancies (however caused), or remove all members of any such committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary grant or award plan under Rule 16b-3.

                  (iii) Administration with Respect to Other Person. With respect to Option grants made to Employees or consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board of Directors or (B) a committee designated by the Board of Directors, which committee shall be constituted to satisfy the legal requirements relating to the administration of stock option plans under applicable state corporate and securities laws and the Code ("Applicable Laws"). Once appointed, such committee shall serve in its designated capacity until otherwise directed by the Board of Directors. The Board of Directors may increase the size of any such committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), or remove all members of such committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

            (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees and Consultants to whom, and the time or times at which, Options shall be


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granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of
Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option previously granted by the Board; (x) to delegate to others such authority to administer the Plan as may be permitted under Applicable Laws, and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

            (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

      5.    Eligibility.

            (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

            (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of all shares subject to an Optionee's Incentive Stock Options (granted by the Company or any Parent or Subsidiary under all plans of the Company, any Parent and any Subsidiary, including this Plan) which first become exercisable during any calendar year exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the fair market value of the shares shall be determined as of the time of grant of the Option.

            (c) Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an Incentive Stock Option Agreement which sets forth the intention of the company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5(b) of the Plan shall not apply to any Option evidence by a Nonstatutory Stock Option Agreement which sets forth the intention of the Company and the Optionee that such Option shall be a Nonstatutory Stock Option.

            (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment with or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such employment or consulting relationship at any time.

      6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company a described in Section 17 of the Plan. It shall continue in effect until June 18, 2000, unless sooner terminated under Section 13 of the Plan.


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      7.    Term of Option. The term of teach Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted ton Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of such Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement.

      8.    Exercise Price and Consideration.

            (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                  (i)   In the case of an Incentive Stock Option

                        (A) granted to an employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant or, if the Incentive Stock Option is amended to reduce the per Share exercise price, no less than 110% of the fair market value per Share on the date the Board approves such amendment.

                        (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant or, if the Incentive Stock Option is amended to reduce the per Share exercise price, no less than 100% of the fair market value per Share on the date the Board approves such amendment.

                  (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator, but in no case shall the per Share exercise price be less than 85% of the Fair Market Value per Share on the date of grant; provided, however, that for any calendar year, the aggregate number of Shares subject to Nonstatutory Options granted during such calendar year with a per Share exercise price less that the Fair Market Value per Share on the date of grant shall not exceed five percent of the number of Shares subject to options granted in the preceding calendar year

            (b) The fair market value per Share shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the national Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of grant (or date of approval of an amendment to reduce the exercise price per Share, as the case may be), as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the


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Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on such date, as reported in the Wall Street Journal.

            (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) delivery of other shares of Common Stock of the Company, which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a value equal to the exercise price of the Shares as to which the Option is being exercised, (iv) promissory note, (v) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (vi) any combination of such methods of payment or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Delaware Corporation Law.

      9.    Exercise of Option.

            (a)   Procedure for Exercise; Rights as a Shareholder.

                  (i) Any option granted hereunder shall be exercisable at such times and under such conditions as may be determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                  (ii) An Option may not be exercised for a fraction of a Share.

                  (iii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                  (iv) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.


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            (b)   Termination of Status as an Employee or Consultant. In the
event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination (or at such greater extent as the Board may determine). Any such exercise must occur within the period set forth in the Option Agreement which, in the case of an Incentive Stock Option, shall be no more than three (3) months after the date of termination (and in any event such exercise shall be on or before the expiration date of the Option as set forth in the Option Agreement). The Option shall terminate on the date of such termination of Continuous Status as an Employee or consultant to the extent of the number of shares of Optioned Stock as to which the Option was not exercisable on the date of such termination, as set forth in the Option Agreement or as the Board may otherwise determine. To the extent the Optionee fails, within the time period specified in the Option Agreement, to exercise the Option for those shares of Optioned Stock as to which he or she is entitled to exercise, the Option shall terminate upon the expiration of such time period.

            (c)   Disability of Optionee. Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination (or to such greater extent as the Board may determine). Any such exercise must occur within the period set forth in the Option Agreement which, in the case of an Incentive Stock Option, shall be no more than twelve (12) months after the date of such termination (and in any event such exercise shall be on or before the expiration date of the Option as set forth in the Option Agreement). The Option shall terminate on the date of such termination of Continuous Status as an Employee or Consultant to the extent of the number of shares of Optioned Stock as to which the Option was not exercisable on the date of such termination, as set forth in the Option Agreement or as the Board may otherwise determine. To the extent the Optionee fails, within the time period specified in the Option Agreement, to exercise the Option for those shares of Optioned Stock as to which he or she is entitled to exercise, the Option shall terminate upon the expiration of such time period.

            (d)   Death of Optionee. In the event of the death of an Optionee:

                  (i) during the term of the Option who is at the time of his or her death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent, and within the time period, set forth in the Option Agreement (or such greater extent or time period as the Board may determine). In no event shall the Option be exercised after the expiration date set forth in the Option Agreement.

                  (ii) within three (3) months after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or


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inheritance, but only to the extent, and within the time period, set forth in the Option Agreement (or such greater extent or time period as the Board may determine). In no event shall the Option be exercised after the expiration date set forth in the Option Agreement.

      10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      11. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

            (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised it will terminate immediately prior to the consummation of such proposed action. The Board may, the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

            (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the "Successor Corporation"), unless the Successor Corporation refuses to assume or substituute for the Option, in which case the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution

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in the event of a merger or sale of asets, the Administrator shall notify the
Optionee in writing or electronically that the Option shall be fully exercisable for a period of not less than forty-five (45) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

      For the purposes of this Section 11(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

      13.   Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alternation, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 promulgated under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any amendment to the Plan in such manner and to such degree as is required.

            (b) Effect of Amendment. No such amendment, alteration, suspension or discontinuation of the Plan shall affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended, altered, suspended or discontinued, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

      14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

            The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      16. Option Agreement. Options shall be evidenced by Option Agreements in such form as the Board shall approve.

      17. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such approval, and approval for any amendment to the Plan requiring stockholder approval pursuant to Section 13 of the Plan, shall be obtained in the degree and manner required under applicable state and federal law.

                                  SYBASE, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

      Sybase, Inc., a Delaware corporation (the "Company"), has granted to the person whose name is written on the first page hereof (the "Optionee"), an option to purchase the number of shares of Common Stock stated on the first page hereof, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1988 Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

      1. Nature of the Option. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

      2. Exercise Price. The exercise price for each share of Common Stock is as stated on the first page hereof.

      3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

            (i)   Right to Exercise.

                  (a) Subject to subsections 3(i)(b), (c), (d) and (e) below, this Option shall be exercisable cumulatively, to the extent of 1/8 of the Shares subject to the Option six months after the Vesting Start Date written on the first page of this Incentive Stock Option Agreement and an additional 1/48 of the Shares subject to the Option for each month which has expired thereafter.

                  (b) This Option may not be exercised for a fraction of a share.

                  (c) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitations contained in subsections 3(i)(d) and (e).

                  (d) In no event may this Option be exercised after the date of expiration of this Option as set forth on the first page of this Incentive Stock Option Agreement.

                  (e) To the extent that the aggregate fair market value of all Shares subject to an Optionee's Incentive Stock Options (granted by the Company, any Parent or Subsidiary) which first become exercisable during any calendar year (under all plans of the Company, any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 3(i)(e), Incentive stock Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time of grant.

            (ii) Method of Exercise. This Option shall be exercisable by written notice in the form of Exhibit A attached hereto which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

      No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

      4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

            (i)   cash;

            (ii)  check;

            (iii) delivery of other shares of Common Stock of the Company, which
(A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a value equal to the exercise price of the Shares as to which the Option is being exercised; or

            (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

      5. Restrictions on Exercise. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      6. Termination of Status as an Employee. In the event of termination of Optionee's Continuous Status as an Employee, Optionee may, but only within three
(3) months after the date of such termination (but in no event later than the expiration date of this Option as set forth on the first page of this Incentive Stock Option Agreement), exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise this Option at the date of such termination, this Option shall terminate as of the date of such termination. To the extent Optionee does not exercise the balance of this Option within the time period specified herein, the Option shall terminate as of the expiration of such time period.

      7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of termination of employment (but in no event later than the expiration date of this Option as set forth on the first page of this Incentive Stock Option Agreement) exercise this Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination this Option shall terminate as of the date of such termination. To the extent Optionee does not exercise the balance of this Option within the time specified herein, the Option shall terminate as of the expiration of such time period.

      8.    Death of Optionee. In the event of the death of Optionee:

            (i) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within twenty-four
(24) months following the date of death (but in no event later than the expiration date of this Option as set forth on the first page of this Incentive Stock Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise it at the date of death. To the extent this Option is not exercisable at the date of death, this Option shall terminate on the date of death. To the extent the balance of this Option is not exercised within the time period specified herein, the Option shall terminate as of the expiration of such time period; or

            (ii) within three (3) months after the termination of Optionee's Continuous Status as an Employee, the Option may be exercised, at any time within twenty-four (24) months following the date of death (but in no event later than the expiration date of this Option as set forth on the first page of this Incentive Stock Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. To the extent the balance of this Option is not exercised within such time period, the Option shall terminate as of the expiration of such time period.

      9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      10. Early Disposition of Stock. Optionee understands that if he or she disposes of any Shares issued upon exercise of this Option within two (2) years after the date of grant set forth on the cover page of this Incentive Stock Option Agreement or within one (1) year after the date of such exercise, Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Shares at the date of disposition. The amount of such ordinary income may be measured differently if Optionee is an officer, director or 10% shareholder of the Company, or if the Shares were subject to a substantial risk of forfeiture at the time they were transferred to Optionee. Optionee hereby agrees to notify the Company in writing within 30 days after the date of any such disposition. Optionee understands that if he or she disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.

                                  SYBASE, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT


      Sybase, Inc., a Delaware corporation (the "Company"), has granted to the person whose name is written on the first page hereof (the "Optionee"), an option to purchase the number of shares (the "Shares") of Common Stock of the Company stated on the first page hereof, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1988 Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

      1. Nature of the Option. This Option is intended by the Company and the Optionee to be a nonstatutory stock option, and does not qualify for any special tax benefits to the Optionee. This Option is not an Incentive Stock Option and is not subject to Section 5(b) of the Plan.

      2. Exercise Price. The exercise price for each share of Common Stock is as stated on the first page hereof.

      3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

            (i)   Right to Exercise.

                  (a) Subject to subsections 3(i)(b), (c) and (d) below, this Option shall be exercisable cumulatively, to the extent of 1/8 of the Shares subject to the Option six months after the Vesting Start Date written on the first page of this Nonstatutory Stock Option Agreement and an additional 1/48 of the Shares for each month which has expired thereafter.

                  (b) This Option may not be exercised for a fraction of a share.

                  (c) In the event of Optionee's death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 3(i)(d).

                  (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth on the first page of this Nonstatutory Stock Option Agreement.

            (ii) Method of Exercise. This Option shall be exercisable by written notice in the form of Exhibit A attached hereto which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

      No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

      4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

            (i)   cash;

            (ii)  check;

            (iii) delivery of other shares of Common Stock of the Company, which
(A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a value equal to the exercise price of the Shares as to which the Option is being exercised; or

            (iv) delivery of a properly executed exercise notice together with such other documentation as the Board and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

      5. Restrictions on Exercise. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      6. Termination of Status as an Employee or Consultant. In the event of termination of Optionee's Continuous Status as an Employee or Consultant (as the case may be), Optionee may, but only within three (3) months after the date of such termination (but in no event later than the expiration date of this Option as set forth on the first page of this Nonstatutory Stock Option Agreement), exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise this Option at the date of such termination, this Option shall terminate as of the date of such termination. To the extent Optionee does not exercise the balance of this Option within the time period specified herein, the Option shall terminate as of the expiration of such time period.

      7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant (as the case may be) as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of termination of his or her employment or consulting relationship (but in no event later than the expiration date of this Option as set forth on the first page of this Nonstatutory Stock Option Agreement) exercise this Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination this Option shall terminate as of the date of such termination. To the extent Optionee does not exercise the balance of this Option within the time specified herein, the Option shall terminate as of the expiration of such time period.

      8.    Death of Optionee. In the event of the death of Optionee:

            (i) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant (as the case may be) since the date of grant of the Option, the Option may be exercised, at any time within twenty-four (24) months following the date of death (but in no event later than the expiration date of this Option as set forth on the first page of this Nonstatutory Stock Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise it at the date of death. To the extent this Option is not exercisable at the date of death, this Option shall terminate on the date of death. To the extent the balance of this Option is not exercised within the time period specified herein, the Option shall terminate as of the expiration of such time period; or

            (ii) within three (3) months after the termination of Optionee's Continuous Status as an Employee or Consultant (as the case may be), the

Option may be exercised, at any time within twenty-four (24) months following the date of death (but in no event later than the expiration date of this Option as set forth on the first page of this Nonstatutory Stock Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. To the extent the balance of this Option is not exercised within such time period, the Option shall terminate as of the expiration of such time period.

      9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      10. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. If the Optionee is also an Employee, the Company will be required to withhold tax from Optionee's current compensation with respect to such income; to the extent that Optionee's current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition to exercise of this Option. Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the Option will be treated as capital gain or loss.